EXHIBIT 10.12



                             CHARTER COMMUNICATIONS
                              HOLDING COMPANY, LLC

                                 CC SYSTEMS, LLC

                            12405 Powerscourt Drive
                               St. Louis, MO 63131

                                February 28, 2002


High Speed Access Corp.
10901 West Toller Drive
Littleton, Co  80127

Vulcan, Inc.
505 Union Station
505 Fifth Avenue South, Suite 900
Seattle, WA  98104


Ladies and Gentlemen:

         Reference is made to that certain asset purchase agreement, dated September 28, 2001 (the "Asset Purchase Agreement"), by and between High Speed Access Corp. ("HSA") and CC Systems, LLC ("CC Systems"), as assignee of Charter Communications Holding Company, LLC ("Holdco"). All capitalized terms used herein but not defined are used herein as defined in the Asset Purchase Agreement.

         Delivery of the 75,000 shares of Series D Preferred Stock to HSA as contemplated by Section 4.03(d) of the Asset Purchase Agreement shall be implemented as follows: (a) CC Systems shall deliver 37,000 shares of Series D Preferred Stock to HSA; (b) CC Systems shall deliver $8,000,000, by wire transfer of immediately available funds, to HSA and HSA shall use these funds to purchase 38,000 shares of Series D Preferred Stock directly from Vulcan Ventures Incorporated ("Vulcan") at the Closing; and (c) Vulcan agrees to sell such shares of Series D Preferred Stock directly to HSA at the Closing for $8,000,000, payable by wire transfer of immediately available funds. Vulcan represents and warrants to HSA that Vulcan is the record and beneficial owner of the 38,000 shares of Series D Preferred Stock and that it will deliver such shares to HSA free and clear of any Liens, other than any restrictions on transfer which may arise under applicable federal and state securities laws. CC Systems represents and warrants to HSA that CC Systems is the record and beneficial owner of the 37,000 shares of Series D Preferred Stock and that it will deliver such shares to HSA free and clear of any Liens, other than any restrictions on transfer which may arise under applicable federal and state securities laws.

         Please indicate your concurrence with the foregoing by returning a signed copy to the undersigned.


                                       Sincerely,

                                       CHARTER COMMUNICATIONS
                                       HOLDING COMPANY, LLC

                                       CC SYSTEMS, LLC



                                       By: /s/ Curtis S. Shaw
                                           ------------------------------------
                                       Name:  Curtis S. Shaw
                                       Title: Exective Vice President, General
                                              Counsel and Secretary



Concurring, as of the date first
written above.


HIGH SPEED ACCESS CORP.



By: /s/ John Hundley
    ---------------------------------------
Name:  John Hundley
Title: Executive Vice President, General
       Counsel and Secretary


VULCAN, INC.



By: /s/ William D. Savoy
    ---------------------------------------
Name:  William D. Savoy
Title: President




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